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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     October 12, 2000
                                                -------------------------------

                            VINTAGE PETROLEUM, INC.
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            (Exact name of registrant as specified in its charter)



    Delaware                       1-10578                      73-1182669
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 (State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)                 Identification No.)
 incorporation)



110 West Seventh Street, Tulsa, Oklahoma                              74119
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   ----------------------------


                                Not Applicable
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events.
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          The Company has previously engaged in oil and gas hedging activities and intends to continue to consider various hedging arrangements to realize commodity prices which it considers favorable. In addition to the Company's previously reported oil hedges (swap agreements) for the last two quarters of 2000, the Company has entered into oil hedges (swap agreements) for the calender year 2001 covering 1.825 MMBbls at an average NYMEX reference price of $30.132 per Bbl.

          Copies of the Registrant's press releases dated October 12, 2000, and October 17, 2000, are attached as exhibits hereto and incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               99.1 Press release dated October 12, 2000, issued by the Registrant.
               99.2 Press release dated October 17, 2000, issued by the Registrant.


                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         VINTAGE PETROLEUM, INC.


Date:  October 18, 2000                  By:  /s/  Michael F. Meimerstorf
                                            -------------------------------
                                              Michael F. Meimerstorf
                                              Vice President and Controller
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                                 Exhibit Index



Exhibit
Number                                Description
------       --------------------------------------------------------------

99.1         Press release dated October 12, 2000, issued by the Registrant.

99.2         Press release dated October 17, 2000, issued by the Registrant.